UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

MARKETAXESS HOLDINGS INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34091	52-2230784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Hudson Yards 15th Floor
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 813-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.003 par value	MKTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2026, MarketAxess Holdings Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). A total of 31,926,796 shares of common stock were present or represented by proxy at the 2026 Annual Meeting, representing 90.75% of the issued and outstanding shares entitled to vote at the meeting. The proposals voted upon and the final results of the vote were as follows:

Proposal 1 — Election of Directors. The results were as follows:

Director	For	Against	Abstain	Broker Non-Votes
Carlos M. Hernandez	30,479,824	207,405	8,974	1,230,593
Christopher R. Concannon	30,479,238	204,344	12,621	1,230,593
Nancy Altobello	30,083,289	603,382	9,532	1,230,593
Steven L. Begleiter	30,576,039	114,228	5,936	1,230,593
Jane Chwick	30,223,297	463,327	9,579	1,230,593
Douglas Cifu	30,656,324	34,006	5,873	1,230,593
William F. Cruger	29,259,117	1,431,155	5,931	1,230,593
Kourtney Gibson	30,417,533	272,942	5,728	1,230,593
Roberto Hoornweg	30,586,360	100,803	9,040	1,230,593
Richard G. Ketchum	30,499,110	188,119	8,974	1,230,593
Emily Portney	30,540,160	147,145	8,898	1,230,593
Kenneth Schiciano	30,590,449	99,778	5,976	1,230,593

Proposal 2 — Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The results were as follows:

For	Against	Abstain
30,900,982	1,018,139	7,675

Proposal 3 — Advisory vote on the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules (referred to as the “say-on-pay” proposal). The results were as follows:

For	Against	Abstain	Broker Non-Votes
30,009,045	677,528	9,630	1,230,593

Proposal 4 — A stockholder proposal regarding changes to the existing special stockholder meeting right. The results were as follows:

For	Against	Abstain	Broker Non-Votes
8,729,100	21,935,501	31,602	1,230,593

For more information on the 2026 Annual Meeting and the foregoing proposals, see the Company’s 2026 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.

Date:	June 10, 2026	By:	/s/ Scott Pintoff
Scott Pintoff General Counsel & Corporate Secretary